                                                                   EXHIBIT 10.56


                                   SUBLEASE

     THIS SUBLEASE AGREEMENT ("Sublease"), made and entered on the 22nd day December 1999, by and between WILLIAMS COMMUNICATIONS, INC., a Delaware corporation formerly known as CRITICAL TECHNOLOGIES, INC., a Missouri corporation ("Sub-Landlord") and CONCENTRIC NETWORK CORPORATION, a Delaware corporation ("Sub-Tenant") (collectively the "parties").

                                  WITNESSETH:

     WHEREAS, an office building lease with an effective date of February 26, 1997, was entered into by and between Sub-Landlord as Tenant and Armstrong Properties, LTC as Landlord (the "Lease");

     WHEREAS, the Premises covered by the Lease is an approximately 23,500 square foot office building and adjoining parking areas located at 944 Anglum Drive, Hazelwood, Missouri 63042 (the "Premises"). Sub-Landlord desires to sublet the entire Premises (hereinafter the "Sublease Premises") to Sub-Tenant, and Sub-Tenant desires to Rent from Sub-Landlord the Sublease Premises.

     WHEREAS, the parties have reached an agreement by which Sub-Tenant would sublease the Sublease Premises from Sub-Landlord; and

     WHEREAS, the parties desire to set forth the terms and conditions of the sublease of the Sublease Premises.

     NOW, THEREFORE, in consideration of the premises and the following mutual covenants, the parties hereby agree:

1. Recitals: The above recitals are incorporated herein as terms of this Sublease.

2. Sublease: Sub-Landlord hereby subleases to Sub-Tenant and Sub-Tenant hereby subleases from Sub-Landlord the Sublease Premises, subject to and conditioned upon obtaining the consent of Landlord to this Sublease.

3. Lease: Sub-Tenant represents and warrants that it has received a conformed copy of the Lease, that it has reviewed the same, and that it agrees to comply with the terms thereof the same as if it were the Tenant thereunder, except as otherwise provided herein. This Sublease is and shall remain subordinate to the terms and conditions of the Lease. To the extent that Sub-Landlord has rights or obligations under the Lease as Tenant, Sub-Tenant has the same rights or obligations with respect to the Sublease Premises. This Sublease shall not increase any obligation of Sub-Landlord beyond its obligations as a Tenant under the Lease. A copy of the Lease is attached hereto as Exhibit "A" and made a part hereof by reference.

4. Term: The Sublease shall commence on November 1, 1999, (the "Commencement Date") subject to Landlord's consent to the Sublease, and terminate on March 31, 2002 (the "Termination Date"), unless sooner terminated as hereinafter provided (the "Sublease Term"). If Landlord's consent has not occurred for any reason whatsoever on or before December 15, 1999, then either party may terminate the Sublease by written notice to the other and Sub-Tenant shall promptly vacate the Sublease Premises.

5. Basic Rent: Sub-Tenant shall pay Sub-Landlord as Rent for the Sublease Premises the sum Fourteen Thousand Six Hundred Eighty Seven and 00/100 Dollars ($14,687.00) per month from November 1, 1999, through March 31, 2000; and, commencing April 1, 2000, through March 31, 2002, Sub-Tenant shall pay Sub-Landlord as Rent for the Sublease Premises the sum Sixteen Thousand Six Hundred Forty Five and 00/100 Dollars ($16,645.00) per month. Rent shall be payable in advance without demand on the first day of each and every month during the remaining term of the Lease. Any Rent accrued prior to obtaining Landlord's consent to the Sublease shall be due and payable on obtaining Landlord's consent. A late charge of five percent (5%) of any monthly payment will be added after fifteen (15) days from the due date and paid by Sub-Tenant. Sub-Tenant's failure to pay any monthly rental within ten (10) days after the due date shall be deemed an event of default under this Sublease.

6. Operating Expenses: Sub-Tenant shall, from the Commencement Date, pay Sub-Landlord for all gas, electricity, water, air conditioning, sewer and telephone service and all other utilities used in and upon the Sublease Premises. Sub-Tenant shall pay for its own trash removal.

7. Real Estate Taxes: Sub-Tenant shall pay all real estate and occupancy taxes, assessments, and/or installments thereon (collectively, "Taxes") on or before the date the same shall become due, whether general or special, foreseen and unforeseen, and shall furnish Landlord and Sub-Landlord a copy of the paid receipts therefor. Taxes shall be pro-rated between Sub-Landlord and Sub-Tenant for the year 1999, according to the Commencement Date.

8.   Use of Sublease Premises:

     8.1 The Sublease Premises are subleased to Sub-Tenant in "as is" condition with all faults as of the Commencement Date of the Sublease Term and Sub-Landlord has made no representation or warranty, express or implied, with respect to the condition of the Sublease Premises, or appurtenant grounds or facilities or with respect to their suitability for the conduct of Sub-Tenant's business or other intended use. Prior to the Commencement Date, Sub-Landlord shall have cleared all debris from the Sublease Premises and shall deliver the Sublease Premises to Sub-Tenant in vacant, good, "broom-clean" condition, with all systems that were Tenant's responsibility under the Lease in good working order. Sub-Tenant's acceptance of the Sublease Premises shall not be deemed a waiver of the above representations. Subject to Landlord's consent, Sub-Landlord hereby approves Sub-Tenant's installation of the alterations described in Exhibit "B", attached hereto, and subject to Landlord's consent agrees the Sub-Tenant may surrender such alterations on the termination of the Sublease.

     8.2 The Sublease Premises are to be used only for the purposes allowed by the Lease, including a data center, and must be continuously occupied by Sub-Tenant.

     8.3 Upon the termination of the Sublease, Sub-Tenant will return the Sublease Premises to Sub-Landlord in the same condition as the Sublease Premises were in as of the Commencement Date of this Sublease, reasonable wear and tear, casualty and condemnation damage, and approved alterations excepted.

9. Assignment and Subletting: Sub-Tenant will not assign this Sublease or sublet the Sublease Premises without the prior written consent of Landlord and Sub-Landlord. Sub-Landlord shall not unreasonably withhold or delay its consent. Provided, Sub-Tenant may, without Sub-Landlord's prior written consent (but subject to Landlord's consent to the extent required under the Lease), sublet the Sublease Premises or assign the Sublease to (i) an entity controlling, controlled by or under common control with Sub-Tenant;
     (ii) a successor entity related to Sub-Tenant by merger, consolidation, nonbankruptcy reorganization, or government action; or (iii) a purchaser of substantially all of Sub-Tenant's assets located in the Sublease Premises. In the event of any sublease or assignment pursuant to (i), (ii), or (iii)
     above, Sub-Tenant shall remain liable under this Sublease.    A transfer of
     Sub-Tenant's capital stock shall not be deemed an assignment, subletting or any other transfer of the Sublease or the Sublease Premises.

10. No Real Estate Broker: Each of the parties represents that no real estate broker was used in connection with this Sublease.

11. No Security Deposit: Sub-Tenant acknowledges that Sub-Landlord has deposited with Landlord the sum Sixteen Thousand Six Hundred Forty Five and 00/100 Dollars ($16,645.00) as a Security Deposit pursuant to paragraph 6 of the Lease, and agrees to make no claim to or against said Security Deposit or any portion thereof on termination of this Sublease, or otherwise. Sub-Landlord will not require any security deposit from Sub-Tenant under this Sublease.

12. No Option to Renew: Sub-Tenant may not exercise the Option to Renew granted to Sub-Landlord under paragraph 31 of the Lease unless Landlord shall first have agreed in writing with Sub-Landlord and Sub-Tenant that Sub-Landlord shall have no further liability under the Lease or Sublease whatsoever with respect to the extension period, and that Sub-Landlord shall receive full refund of the Security Deposit on termination of the Lease. Sub-Landlord shall not exercise the Option to Renew unless first obtaining Sub-Tenant's prior written consent.

13. Notice and Payment Addresses: Notices shall be delivered in the manner set forth in Section 22 of the Lease to the addresses set forth below:

     Sub-Landlord:

          Williams Communications, Inc.
          One Williams Center
          Suite 2200
          Tulsa, Oklahoma 74172
          Attn: Director of Facilities Management

     Sub-Tenant:

          Concentric Network Corporation
          944 Anglum Drive
          Hazelwood, Missouri 63042
          Attn: Office Manager

          Concentric Network Corporation
          10590 North Tantau Avenue
          Cupertino, California 95014
          Attn: Director of Administration

     Landlord:

          Armstrong Properties, LTC
          31 Fordyce
          St. Louis, MO 63124
          Attn: Mr. William H. Armstrong

14. Termination of Lease: The parties hereto agree that in the event the Lease terminates, then this Sublease shall also terminate on that same date.

15. Insurance: Sub-Tenant agrees, at its sole cost and expense, during the term of this Sublease to maintain in full force and effect insurance coverages in form and substance as required of Tenant under the Lease, and to name Sub-Landlord as an additional insured in each case in which Landlord must be named an additional insured as provided by the Lease.

16.  Sub-Landlord Warranties:

     16.1  Sub-Landlord represents and warrants the following to Sub-Tenant:

          16.1.1 The Lease is in full force and effect and that there is no default thereunder or to Sub-Landlord's knowledge no event which, with the passage of time and giving of notice or both, would constitute a default thereunder.

          16.1.2 Sub-Landlord has corporate authority to enter into this Sublease and perform its obligations hereunder.

          16.1.3 This Sublease evidences a valid and binding contractual obligation of Sub-Landlord enforceable in accordance with its terms.

          16.1.4 The copy of the Lease attached hereto as Exhibit A is a true, correct and complete copy of the Lease.

17.  Sub-Tenant's Authority:

     17.1  Sub-Tenant represents and warrants the following to Sub-Landlord:

          17.1.1 Sub-Tenant has corporate authority to enter into this Sublease and perform its obligations hereunder.

          17.1.2 This Sublease evidences a valid and binding contractual obligation of Sub-Tenant.

18.  Indemnification: The following indemnification provisions shall apply.

          (a) By Sub-Landlord. Sub-Landlord will indemnify, defend, protect, and
              ---------------
          hold Sub-Tenant, its officers, directors, employees, and agents (collectively, the "Sub-Tenant Indemnitees") harmless from and against any and all demands, actions or causes of action, assessments, judgments, damages, obligations, liabilities and claims (collectively, "Claims") of every type and nature whatsoever (including, without limitation, injury to or death of any person or persons, or damage to or loss of any property) and shall reimburse the Sub-Tenant Indemnitees for any and all financial expenditures, costs and expenses (including, without limitation, interest, penalties and reasonable attorneys' fees, reasonable consultants' fees, expenses and court costs incurred in connection therewith and all reasonable costs and expenses of investigating and defending any claim or any order, directive, final judgment, compromise, settlement, fine, penalty, court costs or proceeding) in consequence of such Claims arising from or related to:

               (i) any inaccuracy in or breach by Sub-Landlord of any representation or warranty made by it herein; or

               (ii) any claim or demand for commission or other compensation by any broker, finder, agent or similar intermediary claiming to have been employed by or on behalf of Sub-Landlord, in connection with this transaction; or

               (iii) any contamination at, on, in, above or beneath the Sublease Premises during the term of the Lease and preceding the term of the Sublease; or

               (iv) any negligent acts or omissions, or willful misconduct, by Sub-Landlord, its employees or agents, which result in or cause harm or damage to any person or property, in, upon, or about the Sublease Premises; or

               (v) any event of default by Sub-Landlord under the Lease or this Sublease.

          (b)  By Sub-Tenant. Sub-Tenant will indemnify, defend, protect, and
               -------------
          hold Sub-Landlord and Landlord and any affiliated company thereto, their respective officers, directors, stockholders, managers, members, employees, and agents (the "Sub-Landlord Indemnitees") harmless from and against any and all demands, actions or causes of action, assessments, judgments, damages, obligations, liabilities and claims (collectively, "Claims") of every type and nature whatsoever (including, without limitation, injury to or death of any person or persons, or damage to or loss of any property) and shall reimburse the Sub-Landlord Indemnitees for any and all financial expenditures, costs and expenses (including, without limitation, interest, penalties and reasonable attorneys' fees, reasonable consultants' fees, expenses and court costs incurred in connection therewith and all reasonable costs and expenses of investigating and defending any claim or any order, directive, final judgment, compromise, settlement, fine, penalty, court costs or proceeding) in consequence of such Claims, and arising from or pursuant to:

               (i) any inaccuracy in or breach by Sub-Tenant of any representation or warranty made by it herein;

               (ii) any claim or demand for commission or other compensation by any broker, finder, agent or similar intermediary claiming to have been employed by or on behalf of Sub-Tenant in connection with this transaction;

               (iii) any contamination at, on, in, above or beneath the Sublease Premises during the term of this Sublease caused or created by Sub-Tenant or its agents, employees, or contractors; or

               (iv) any negligent acts or omissions, or willful misconduct, by Sub-Tenant, its employees or agents, which result in or cause harm or damage to any person or property, in, upon, or about the Sublease Premises; or

               (v)   any event of default by Sub-Tenant under this Sublease.

19. Applicable Law: This Sublease shall be construed according to the laws of the State of Missouri.

20. Headings: The headings in this Sublease are for reference only and do not expand or limit the terms agreed to by the parties.

21. Entire Agreement: This Sublease represents the entire agreement between the parties and no modification hereof shall be effective unless first reduced to writing and signed by both parties.

22. Incorporation of Lease. All of the provisions of the Lease are incorporated herein as if set forth in their entirety herein, except (a) the following provisions shall not be incorporated herein: Sections 4 (the first sentence only), 5, 6, 22, 31, and 32; and (b) references to "Landlord" in the following provisions shall mean "Landlord" only: Sections 10 (except the fourth paragraph), 11 (except the first sentence), 14, 17 (the third through seventh sentences only) and 19 (except the last sentence of subpart
     (a)). References in the Lease as incorporated herein to "Landlord", "Tenant", "Lease" and "Leased Premises" shall be deemed to refer to "Sub-Landlord", "Sub-Tenant", "Sublease" and "Sublease Premises", respectively; provided, however, that (i) with respect to work, services, repairs, restoration, insurance or any other similar obligation of Landlord under the Lease, the sole obligation of Sub-Landlord shall be to use Sub-Landlord's reasonable efforts to obtain Landlord's performance as set forth below; and (ii) with respect to any consent or approval required to be obtained from the "Landlord" under the Lease, such consent must be obtained from both Landlord and Sub-Landlord, and the approval of Sub-Landlord may be withheld if Landlord's consent is not obtained.

23. Quiet Enjoyment. In the event that Sub-Landlord defaults in the performance or observance of any of Sub-Landlord's remaining obligations under the Lease or fails to perform Sub-Landlord's stated obligations under the Sublease, then Sub-Tenant shall give Sub-Landlord notice specifying in what manner Sub-Landlord has defaulted, and if such default shall not be cured by Sub-Landlord within thirty (30) days thereafter (except that if such default cannot be cured within said thirty (30) day period, this period shall be extended for an additional reasonable time, provided that Sub-Landlord commences to cure such default within such thirty (30) day period and proceeds diligently thereafter to effect such cure as quickly as possible), then Sub-Tenant shall be entitled to cure such default and promptly collect from Sub-Landlord Sub-Tenant's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees). Sub-Tenant shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Lease or with any applicable governmental law, regulation or order.

24. Sub-Landlord's Obligations. Sub-Landlord shall fully perform all of its obligations under the Lease to the extent Sub-Tenant has not agreed to perform such obligations under the Sublease. Sub-Landlord shall not terminate or take any action under the Lease that could give rise to the termination of the Lease, amend or waive any provisions under the Lease or make any elections, exercise any right or remedy or give any consent or approval under the Lease without, in each instance, Sub-Tenant's prior written consent if any of the foregoing would materially adversely affect Sub-Tenant's rights or obligations hereunder. Sub-Landlord, with respect to the obligations of Landlord under the Lease, shall use Sub-Landlord's diligent good faith efforts to cause Landlord to perform such obligations for the benefit of Sub-Tenant. Such diligent good faith efforts shall include, without limitation: (a) upon Sub-Tenant's written request, immediately notifying Landlord of its nonperformance under the Lease, and requesting that Landlord perform its obligations under the Lease; and (b) to commence litigation against Landlord to obtain the performance required from Landlord under the Lease.

25. Authorization to Direct Sublease Payments. Sub-Tenant shall have the right to pay all rent and other sums owing by Sub-Tenant to Sub-Landlord hereunder for those items which also are owed by Sub-Landlord to Landlord under the Lease directly to Landlord if Sub-Tenant reasonably believes that Sub-Landlord has failed to make any payment required to be made by Sub-Landlord to Landlord under the Lease and Sub-Landlord fails to provide adequate proof of payment within two (2) business days after Sub-Tenant's written demand requesting such proof. Any sums paid directly by Sub-Tenant to Landlord in accordance with this paragraph shall be credited toward the amounts payable by Sub-Tenant to Sub-Landlord under the Sublease. In the event Sub-Tenant tenders payment directly to Landlord in accordance with this paragraph and Landlord refuses to accept such payment, Sub-Tenant shall have the right to deposit such funds in an account with a national bank for the benefit of Landlord and Sub-Landlord, and the deposit of said funds in such account shall discharge Sub-Tenant's obligation under the Sublease to make the payment in question.

26. Assignment of Rights. Sub-Landlord hereby assigns to Sub-Tenant all warranties given and indemnities made by Landlord to Sub-Landlord under the Lease which would reduce Sub-Tenant's obligations hereunder, and shall cooperate with Sub-Tenant to enforce all such warranties and indemnities.

27. Subordination. Sub-Landlord shall reasonable efforts to obtain from any lenders or ground lessors of the Sublease Premises a written agreement in form reasonably satisfactory to Sub-Tenant providing for recognition of Sub-Tenant's interests under the Sublease in the event of foreclosure of the lender's security interest or termination of the ground lease.

28. Hazardous Materials. To the best knowledge of Sub-Landlord, no Hazardous Materials are present in or about the Sublease Premises and no action, proceeding, or claim is pending or threatened concerning any Hazardous Materials or pursuant to any laws. Sub-Landlord shall indemnify, defend, protect and hold Sub-Tenant, its agents, officers, directors and shareholders, harmless from and against all claims, losses, costs, damages, liabilities, (including, without limitation, sums paid in settlement of claims), and expenses (including, without limitation, reasonable attorneys' and consultant's fees and litigation expenses), arising out of or based upon the presence of any Hazardous Materials on, under, in or about the Sublease Premises, except to the extent the same results from Sub-Tenant's, or any other person or entity's, release or emission of Hazardous Materials in or about the Sublease Premises.

29. Approvals. Whenever the Sublease requires an approval, consent, designation, determination, selection or judgment by either Sub-Landlord or Sub-Tenant, unless another standard is expressly set forth, such approval, consent, designation, determination, selection or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

30. Landlord Consent. The Sublease shall be conditioned upon receipt of consent thereto by Landlord in a form reasonably acceptable to Sub-Tenant, which consent shall, at Sub-Tenant's election, include the terms set forth in Exhibit "C" hereto. Sub-Landlord shall use commercially reasonable efforts to obtain such consent. In the event Landlord fails to so consent within thirty (30) days for the date Sub-Tenant executes the Sublease, either Sub-Landlord or Sub-Tenant shall have the right to terminate the Sublease at any time before such consent is received by delivering written notice thereof to the other party.

     IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed and sealed by their respective representatives, thereunto duly authorized, as of the date first above written.

                         Sub-Landlord:

                         Williams Communications Inc.,

                         By:  /s/ James A. Wootten
                              --------------------

                         Printed: James A. Wootten
                                  ----------------

                         Title:  Vice President
                                 -----------------

ATTEST:

-----------------
Secretary [Seal]

                         Sub-Tenant:

                         Concentric Network Corporation

                         By:  /s/ Henry R. Nothhaft
                              ---------------------------

                         Printed:  Henry R. Nothhaft
                                   ----------------------

                         Title: Chairman, President & CEO
                               --------------------------

ATTEST:

--------------------
Secretary [Seal]

                                   EXHIBIT B

                         Williams Technology Solutions
                         Anglum Leasehold Improvements
                                1997 Relocation


                                          Net Book Value
     Phase I
          Office Buildout                    $ 76,829.22
          Electrical                         $ 63,941.84
          Kitchen-New Cabinets/Counter       $    630.63
          Net Ops/Computer Room              $ 31,966.17
          Security/Fire Protection           $ 16,713.87
                                             -----------
                    Sub-total                $190,081.73

     Phase II
          Construction                       $ 58,102.50
          Floor Covering                     $ 16,288.64
          Electrical                         $ 50,471.02
          HVAC                               $  4,383.86
          Signage                            $  5,579.46
          Misc.                              $  1,092.78
                                             -----------
                    Sub-total                $135,918.27
                                             -----------

                    Total                    $326,000.00
                                             ===========

                                   Exhibit B


5 ton Liebert cooling system w/Humidification

30 KVA UPS

                                     LEASE


THIS LEASE, made and entered into the 26 day of February, 1997, by and between ARMSTRONG PROPERTIES, LTC, a Missouri Limited Partnership ("Landlord"), and CRITICAL TECHNOLOGIES, INC., a Missouri corporation ("Tenant"),


                                  WITNESSETH:

1.   PREMISES: Landlord, for and in consideration of the rents, covenants and
     --------
     agreements hereinafter mentioned and hereby agreed to be paid, kept and performed by Tenant, does hereby lease with covenant for quiet enjoyment to Tenant, and Tenant hereby hires from the Landlord, the following described premises (the "Leased Premises") located in the city of Hazelwood, in the County of St. Louis, State of Missouri, and more particularly described as follows:

          A 23,500 square foot office building and adjoining parking areas known and numbered as 944 Anglum Drive, Hazelwood, Missouri 63042.

2.   USE OF PREMISES: The Leased Premises may be used and occupied by Tenant
     ---------------
     during the term hereof, subject to the conditions herein contained and subject to applicable zoning regulations, for parking, office and warehouse activities. In no event shall the leased Premises be used for any purpose contrary to law, zoning regulations, or recorded restrictions, if any.

3.   IMPROVEMENTS TO PROPERTY: Landlord agrees that prior to the commencement of
     ------------------------
     the term of this Lease it will, at its expense, inspect and repair all of the mechanical (heating, cooling and ventilating) units, lighting, electrical, plumbing, and windows, in order to place same in good working order. Landlord shall not be obligated to make any other repairs or improvements to accommodate Tenant's use. Tenant shall have the right to install in the Leased Premises additional heating ventilating and air conditioning equipment, loading facilities, interior furnishes and shall have the right to instill a free-standing electrical generator outside of the building, provided all of the following conditions have been met: (a) plans and specifications for any such improvement shall have been submitted to Landlord and Landlord shall have specifically approved same in writing (which approval Landlord agrees shall not be unreasonably withheld) and (b) all work is done in a good and workmanlike manner in accordance with the plans and specifications approved by Landlord, (c) all work is done in full compliance with all building codes, City of Hazelwood ordinances and other laws applicable thereto, and (d) Tenant shall pay for all cost and expense involved in such work, including and professional fees incurred by Landlord to review such plans and specifications, and (e) Tenant shall obtain Lien Waivers from all mechanics and material suppliers for such improvements.

4.   TERM: The term of this Lease shall commence on the 26th day of February,
     ----
     1997, and end on the 31st day of March, 2002, both dates inclusive. If by mutual consent of the parties, Tenant shall remain in possession of the Leased Premises after the expiration of the term of this Lease, such possession shall be as a month-to-month tenant, during which the rent shall be payable at the same rate as that in effect during the last month of the term, and provisions of this Lease shall be applicable.

5.   RENT: Tenant shall, without deduction, abatement or set-off of any nature
     ----
     whatsoever, pay to Landlord as fixed rent for the Leased Premises, as follows. There shall be no rent paid for the period of February 26, 1997 to March 31, 1997.

          Commencing April 1, 1997 to March 31, 1998 = $11,750.00 per month Commencing April 1, 1998 to March 31, 1999 = $12,729.00 per month Commencing April 1, 1999 to March 31, 2000 = $14,687.00 per month Commencing April 1, 2000 to March 31, 2002 = $16,645.00 per month payable in advance without demand on the first day of each and every month during the term of this Lease, commencing April 1, 1997. Tenant shall pay the fixed rent for April, 1997 upon the execution hereof.

     A late charge of five percent (5%) of any monthly rental payment will be added after fifteen (15) days from the due date. Failure to pay any monthly rental within ten (10) days after the due date shall be deemed to be an event of default by Tenant under this Lease.

6.   SECURITY DEPOSIT: Upon the execution of this Lease, Tenant shall deposit
     ----------------
     with Landlord the sum equal to $28,395.00 of which $11,750.00 shall be credited against the first month's rent payable hereunder and the balance of $16,645.00 shall be held by Landlord as security for the faithful performance and observance by Tenant of all the terms, covenants and conditions of this Lease. Landlord shall retain said funds, as its own, (without being liable for interest thereon) and may use, apply or retain the whole or any part of the funds so deposited to the extent required for the payment of any rent, additional rent or other sums as to which Tenant is in default, or for the payment of any amount which Lessor may be required to expend by reason of Tenant's default in respect of any of the terms of this Lease. Landlord shall give Tenant five (5) days' written notice before applying the deposit to any default. Should Tenant comply with all of the terms of this Lease, so much of said security deposit not spent or applied pursuant to the provisions of this paragraph shall be returned to Tenant within thirty (30) days after the termination of this Lease. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after the demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Should Landlord sell its interest in the Premises during the term hereof and if Landlord delivers to the purchaser thereof the then unappropriated funds deposited by Tenant as aforesaid, thereupon Landlord shall be discharged from any and all liability, with respect to said security deposit. The security deposit may not be used to pay the last month's rent.

7.   TAXES: Tenant shall pay all real estate and occupancy taxes, assessments
     -----
     and/or installments thereof on or before the date the same become due, whether general or special, foreseen and unforseen, and shall furnish Landlord a copy of the paid receipts therefor. Taxes shall be prorated for 1997 and 2002 for the period of the Lease.

     Tenant reserves the right and privilege to contest the validity and amount of any tax or assessment payable by it to any governmental body or agency, whether assessed in its name or in the name of the Landlord. Landlord grants Tenant the right to contest the validity and amount of any such tax or assessment provided Tenant pays all costs and fees incurred in proceedings before any agency or court; and, provided further, that Tenant shall make proper provision to prevent any such tax or assessment from becoming delinquent by reason of any contest thereof.

8.   ASSIGNMENT AND SUBLETTING: Tenant shall not assign this Lease nor sublet
     -------------------------
     all or any part of the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord's consent to one assignment or subletting shall not be deemed a consent to any other or further assignment or subletting. No assignment of this Lease or subletting thereunder and no acceptance by Landlord of any rent or any other sum of money from any assignee or sublessees shall release Tenant from any of its obligations under this Lease; and in any event Tenant shall remain primarily liable on this Lease for the entire term hereof and shall in no way be released from the full and complete performance of all the terms, conditions, covenants and agreements herein contained.

9.   PARKING: Tenant shall during the Lease term have exclusive right to use all
     -------
     of the parking spaces.

10.  REPAIRS AND MAINTENANCE: Landlord shall, at its cost, during the term of
     -----------------------
     this Lease keep in good repair the foundations, exterior walls, roofs, gutters, and down spouts forming a part of the Leased Premises.

     Landlord will be responsible for making major repairs or replacement of the HVAC system until March 31, 1999, at which time Tenant will be responsible for HVAC repairs or replacement throughout the remainder of the Lease, as required. Tenant shall, at its cost, keep in good repair the parking lot drives, sidewalks, and common areas forming a part of the Leased Premises and shall maintain in good and first-class condition the lawn, sidewalks, drives, common areas, and shrubbery, including watering same, cutting the grass, and the replacing of any dead trees, bushes or other ornamental plants.

     Tenant also, at its own cost and expense, keep all other parts of the Leased Premises in good repair (including, but not limited to, repair and replacement of the mechanical equipment, plumbing system, electrical system, sprinkler system, exterior doors and interior doors and partitions) and shall keep the Leased Premises in good order to the standards of a first-class office building, including, but in no way limited to, keeping the Leased Premises free of trash; and maintaining, and replacing all broken glass, plate glass and skylights, in the Leased Premises.

     In the event that Tenant shall be in default under this Paragraph 10, then Landlord may cure such default on behalf of Tenant after providing 10 days prior written notice, in which event Tenant on demand shall reimburse Landlord for all sums paid to effect such cure, plus twelve percent (12%) thereof to cover Landlord's overhead expenses and plus reasonable attorneys' fees. In order to collect such reimbursement, Landlord shall have all the remedies available under this Lease for a default in the payment of rent.

11.  ALTERATIONS: No substantial alteration, addition or improvement to the
     -----------
     Leased Premises shall be made by Tenant without the written consent of Landlord, such consent not to be unreasonably withheld. Any alteration, addition, or improvement made by Tenant after such consent shall have been given, and any non-movable fixtures installed as a part thereof, shall at Landlord's option become the property of Landlord upon the expiration or sooner termination of this Lease; provided, however, that Landlord shall have the right to require Tenant to remove such fixtures including all phone, computer and telecommunications cabling, at Tenant's cost upon such termination of this Lease. It is expressly understood and agreed, however, that Tenant shall retain ownership of, and shall upon termination of this Lease be permitted to remove from the Leased Premises, those items of equipment and personal property described on Exhibit A attached hereto,
                                                  ---------
     provided that such removal does not adversely affect or impair the structure of the Leased Premises or mechanical or working systems serving the Leased Premises, and further provided that Tenant shall be responsible at its sole cost for repairing all damage to the Leased Premises caused by such removal.

12.  WASTE: Tenant covenants not to do or suffer any waste to the Leased
     -----
     Premises.

13.  MECHANICS' LIENS: Tenant shall not permit mechanics' liens to be filed
     ----------------
     against the fee of the Leased Premises or against Tenant's leasehold interest in the Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Leased Premises through or under Tenant, whether prior or subsequent to the commencement of the term hereof. If any such mechanics' lien shall at any time be filed, against the Leased Premises and Tenant shall fail to remove same within thirty (30) days thereafter, it shall constitute a default under the provisions of this Lease.

14.  RESTRICTIONS OF USE: Tenant shall not allow, permit or suffer any noise,
     -------------------
     smoke or odor to escape from the Leased Premises, or occupy the Leased Premises in such manner as to constitute a public nuisance or environmental hazard. No sign, fixture, advertisement or notice shall be displayed, inscribed, painted, or affixed by Tenant on any part of the outside of the Leased Premises or on the parking lot or on any part of the Leased Premises' without the prior written consent of Landlord. At the expiration of the Lease term, Tenant shall remove all such signs or advertisement matter at its cost and shall repair any damage resulting from such removal. Nor shall Tenant allow or permit any goods, materials or equipment to be stored outside of the buildings without the prior written consent of Landlord. Such consent may not be unreasonably withheld.

15.  UTILITIES: Tenant shall pay for all gas, electricity, water, air
     ---------
     conditioning, sewer and telephone service and all other utilities used in and upon the Leased Premises. Tenant shall be responsible for its own trash removal.

16.  ACCESS: Landlord, and its duly authorized agents, employees and
     ------
     contractors, shall have access to the Leased Premises at all reasonable times for the purpose of inspecting the same and making necessary repairs or replacements as described under Paragraph 10.

17.  INSURANCE: Prior to commencement of occupancy by Tenant, Tenant at its
     ---------
     expense shall obtain a policy of insurance insuring the Leased Premises against losses for fire and extended coverage for the full replacement value of the building on the Leased Premises including earthquake, coverage and shall also obtain a policy of public liability insurance in at least the amount of $1,000,000.00. Landlord shall be named as an insured under such policies. In the event the building and improvements on the Leased Premises are damaged or destroyed by fire or other casualty, rent shall not abate and Landlord shall restore the said premises to substantially the same condition in which they existed prior to such damage, and with all reasonable speed and promptness, not to exceed one hundred eighty (180) days. Landlord shall use the proceeds of such insurance and repairs in rebuilding the Leased Premises. In determining what constitutes reasonable speed and promptness, considerations shall be given to delays caused, by strikes, adjustment of insurance, and other causes beyond Landlord's control. In no event shall Landlord be required to restore any alteration, additions, or improvement made by or for Tenant, nor any trade fixtures, equipment or other property belonging to Tenant. In the event that the Leased Premises have not been restored within one hundred eighty (180) days of the casualty, either Tenant or Landlord may thereafter elect to terminate this Lease by serving written notice of termination on the other party, provided that the Leased Premises have not been restored prior to the date on which the notice of termination has been given hereunder. Tenant shall have the right to provide the insurance policies required above pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and Landlord required by this Lease. Landlord and Tenant hereby waive the right each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Leased Premises or its contents arising from any risk insured against by Landlord or Tenant; and the parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it may have against Landlord or Tenant, as the case may be. This release shall apply only to the extent that such loss or damage is covered by insurance and only so long as the applicable insurance policies contain a clause or otherwise provide that this release shall not affect the right of the injured to recover under such policies.

18.  LIABILITY: Landlord shall not be liable for any failure of water supply,
     ---------
     gas, or electric current; nor for any injury or damage to person or property caused by gasoline, oil, steam, gas electricity, ice/snow, tornado, flood, wind, or similar storms and disturbances; nor water or rain which may leak or flow from the street, sewer, gas mains or any subsurface area from any part of the buildings or improvements on the Leased Premises occurring from such causes or at no fault of Landlord; nor for any interference with light or air. Landlord shall not be liable for any personal injury to Tenant, its officers, agents, employees and invitees, nor for any damages to any property of Tenant, irrespective of how much such injury or damage may be caused.

     Tenant shall indemnify and hold Landlord harmless from any loss, damages, and expenses incident thereto, including attorneys' fees, arising out of the liability to any person on account of loss of or damage to property or injury persona resulting item the use and occupancy of the Leased Premises or the parking lot, sidewalks, XXX, or common areas by Tenant; except, however, Tenant shall not indemnify Landlord for its own acts of negligence.

19.  CONDEMNATION
     ------------

     (a) If the whole of the Leased Premises shall be taken for any public or any quasi-public use under any statute or by right of eminent domain, or by purchase under threat of condemnation, then this Lease shall automatically terminate as of the date that title shall be taken. If any part of the Leased Premises shall be so taken as to render the remainder thereof unusable for the purposes for which the Leased Premises were leased in either parties' discretion, then Landlord and Tenant shall each have the right to terminate this Lease on thirty
          (30) days' notice to the other given within ninety (90) days after the date of such taking. In the event that this Lease shall terminate or be terminated, the rental shall, if and as necessary, be prorated between Landlord and Tenant as of the date of such termination;

     (b) If any part of the Leased Premises shall be so taken and this Lease shall not terminate or be terminated under the provisions of Subparagraph (a) above, then the rental shall be equitably apportioned according to the area so taken, and Landlord shall, at its own cost and expense, restore the remaining portion of the Leased Premises to the extent necessary to render them reasonably suitable for the purposes for which they were leased, and shall make all repairs to the building in which the Leased Premises are located to the extent necessary to constitute the building a complete architectural unit; and

     (c) All compensation awarded or paid upon such a total or partial taking of the Leased Premises shall belong to and be the property of Landlord without any participation by Tenant; provided, however, that nothing contained herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceeding for loss of business, depreciation to, damage to, or cost of removal of, or the value of stock, trade fixtures, furniture, and other personal property belonging to Tenant; provided, however, that no such claim shall diminish or otherwise adversely affect Landlord's award.

20.  DEFAULT: The following events shall be deemed to be events of default by
     -------
     Tenant under this Lease: (i) if Tenant shall fail to pay any fixed or additional rent hereby reserved within ten (10) days after due date; (ii) if Tenant shall fail to comply with any term, or provision, or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant; (iii) if Tenant shall become insolvent, or shall make a transfer with intent to defraud its creditors, or shall make an assignment for the benefit of its creditors; (iv) if Tenant shall file a petition under any section or chapter of the National Bankruptcy Act; as amended, or under any similar law or statute of the United States or any state thereof; or Tenant shall be adjudicated bankrupt or insolvent in proceedings filed thereunder; (v) if a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant; or (vi) if Tenant shall desert or vacate any substantial portion of the Leased Premises.

     Upon the occurrence of any such event of default, Landlord shall have the option to pursue any one or more of the following remedies (as well as any other remedies provided by law) without any further notice or demand whatsoever:

     (a) Declare immediately due and payable the entire amount of the rent then remaining to be paid under this Lease for the balance of the Lease term;

     (b) Enter upon and take possession of the Leased Premises by any lawful means, and dispossess, expel, and remove Tenant and any other persons who may be occupying the Leased Premises or any part thereof (including changing or altering the locks and other security devices) and remove and expel any personal property or trade fixtures located therein, all without being liable to any prosecution thereof or for any damages resulting therefrom. Such re-entry and/or repossession by Landlord shall not terminate this Lease nor relieve Tenant of its obligations under this Lease, including its obligation to pay rent (whether or not the time for payment of rent has been accelerated). In the event of such re-entry or repossession by Landlord, Landlord shall also have the option to re-let the Leased Premises as agent for Tenant (in the name of Landlord or in the name of Tenant), at any rent and for any term readily obtainable and receive the rent therefor, in which event Tenant shall be given credit for any rents that may arise by reason, of such re-letting (after first deducting all repossession costs, brokerage commissions, legal expenses, attorneys' fees, and all other expenses in cleaning, repairing and altering the premises for re-letting); and

     (c) Forfeit and terminate this Lease forthwith. In the event of such termination, Tenant shall immediately surrender the Leased Premises to Landlord and if Tenant fails to do so, Landlord may enter upon and take possession of the Leased Premises by any lawful means and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, and any personal property or trade fixtures located therein. In the event of the forfeiture of this Lease as herein provided, Tenant agrees that any security deposit being held by Landlord hereunder shall be retained by Landlord and applied against all damages incurred with respect to Tenant's default, which damages shall include all unpaid rent and any other damages accruing to Landlord by reason of the violation by Tenant of any of the terms, provisions and covenants of this Lease.

     Tenant hereby waives demand for rent, demand for possession, notice for forfeiture, notice of termination and any and all other demands or notices required by law.

     Pursuit by Landlord of any of the foregoing remedies or any other remedy provided by law shall not constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation by Tenant of any of the terms, provisions and covenants of this Lease. In no event shall Tenant be relieved from its obligation to pay the rentals specified in this Lease by reason of a surrender of possession, termination of this Lease or in any other manner whatsoever, unless specifically agreed to in writing by Landlord.

     No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants of this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

     If Landlord incurs any expenses, including court costs and attorneys' fees, as a result of a default by Tenant under this lease, then such expenses shall be reimbursed by Tenant as additional rent, whether or not such default is subsequently cured.

     Tenant's delinquent payments shall bear interest at the rate of twelve percent (12%) per annum from the date of delinquency until paid.

21.  SURRENDER AND TERMINATION: At the expiration of the Lease term, Tenant
     -------------------------
     shall surrender the Leased Premises in as good condition as they were in at the beginning of the term, reasonable use and wear and damage by the elements excepted.

     Notwithstanding and provisions of law or any judicial decision to the contrary, no notice shall be required to terminate the term of this Lease as herein provided, and the term of this Lease shall expire on this termination date herein mentioned without notice being required from either party. In the event that Tenant or any party holding under Tenant shall remain in possession of the Leased Premises beyond the expiration of the term of this Lease, whether by limitation or forfeiture, such party shall pay double rent hereunder during such hold-over period, except if such hold-over is with Landlord's consent as provided in Paragraph 4.

22.  NOTICES: Any notice required to be given by either party to the other party
     -------
     under the terms of this Lease shall be personally served upon it or mailed by United Stated certified mail to said party at its last known address. The current addresses of the parties are as follows:

          LANDLORD                                   TENANT
          --------                                   ------
          Mr. William H. Armstrong, Jr.              Mr. Mike Fallon, Treasurer
          Armstrong Properties, LTC                  Critical Technologies, Inc.
          31 Fordyce                                 3324 Hollenberg Drive
          St. Louis, Missouri 63124                  Bridgeton, Missouri 63044

23.  HEADINGS AND DEFINITIONS:
     ------------------------

     (a) It is agreed that the headings and phrases as to the contents of particular paragraphs of this Lease are inserted a matter of convenience and for reference, and in no way are or are intended to be a part of this Lease or in any way to define, limit or describe the scope or intent of the paragraph to which they refer; and

     (b) Where in this instrument pronouns appear, or words indicating the singular number, such words shall be considered as masculine, feminine, or neuter pronouns or words indicating the plural number, and vice versa, where the context indicates the propriety of such use.

24.  MODIFICATIONS: Landlord and Tenant agree that this Lease contains the
     -------------
     entire agreement between them and shall not be modified in any manner except by an instrument in writing signed by each of them.

25.  BENEFIT: This Lease shall inure to the benefit of and be binding upon
     -------
     Landlord and Tenant and their respective heirs, executors, personal representatives, administrators, successors and assigns, as the case may be.

26.  SUBORDINATION: Tenant agrees that upon delivery to it by any mortgagee of
     -------------
     the Leased Premises of a "non-disturbance letter," as same is defined below, that this Lease and Tenant's interest in this Lease shall be subordinated to any mortgage, deed of trust or other method of financing or refinancing now or hereafter encumbering the Leased Premises, the land underlying the Leased Premises, and/or the building of which the Leased Premises comprise a part; and to all renewals, modifications, replacements, consolidations and extensions thereof. Tenant further agrees that in such event it will execute and deliver any and all documents necessary to evidence the subordination of its rights under this Lease as aforesaid. The "non- disturbance letter" referred to above shall be any letter from the holder of such mortgage, deed of trust or other security instrument to the effect that in the event of a foreclosure or other action taken under any such security instrument that this Lease and the rights of Tenant hereunder shall not be disturbed, diminished or interfered with, but shall continue in full force and effect so long as Tenant shall not be in default hereunder.

     In any event, if any such mortgage, deed of trust or other security instrument encumbering the Leased Premises is foreclosed for any reason, and the holder of such mortgage, deed of trust or other security instrument succeeds to the interest of Landlord under this Lease, Tenant shall be bound to such mortgage, deed of trust or security holders under all of the terms of this Lease for the balance of the term thereof remaining, with the same force and effect as if said mortgagee were the Landlord under this Lease; and Tenant hereby attorns to the mortgagee as its Landlord, such attornment to be effective and self-operative, without the execution of any further instrument on the part of either of the parties hereto, immediately upon the mortgage succeeding to the interest of Landlord under this Lease.

27.  ESTOPPEL CERTIFICATE: Tenant agrees, at any time, and from time to time,
     --------------------
     upon not less than ten (10) days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement in writing addressed to Landlord certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the fixed minimum rent, additional rental and other charges have been paid, and stating whether or not to the best knowledge of the signer of such certificate, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord and by any mortgagee or prospective mortgagee of any mortgage affecting the building or the building and the land, and by prospective purchaser of the Property.

28.  SEVERABILITY: This Lease and its provisions are to be construed as a whole,
     ------------
     but should any provision be held or be void or illegal, then such clause or provision shall be deemed severable from the Lease and shall be considered stricken herefrom, but the Lease shall not be deemed void or otherwise modified or affected.

29.  QUIET ENJOYMENT: Tenant shall at all times during the term hereof and all
     ---------------
     extensions or renewals, subject only to its payment of the rental and performance of the agreements on its part to be performed, peacefully and quietly have, hold and enjoy the premises without any manner of suit, trouble, hindrance or from Landlord, its successors or assigns, or any other person.

30.  ENVIRONMENTAL: Tenant shall not use, store, manufacture, dispose of or
     -------------
     discharge any pollutants, contaminants, or harmful or hazardous substances from or on the Leased Premises or otherwise occupy or permit the Leased Premises to be occupied or used in a manner which (i) violates any law, regulation, rules or other governmental requirement, (ii) impairs the health, safety or condition of any person or property or (iii) adversely affects the use, enjoyment or value of the Leased Premises or the surrounding property. Tenant shall promptly notify Landlord of the breach, or the potential or threatened breach, of any of the provisions of this paragraph. Tenant shall indemnify and hold Landlord and its officers, shareholders, partners, employees, and agents, harmless from any loss, claim, liability or expense (including, without limitation, attorneys' fees, court costs, consultant fees, expert fees, penalties, fines, removal, clean-up, transportation, disposal and restoration expenses) arising in connection with Tenant's failure to comply with the provisions of this paragraph. A breach of the provisions of this paragraph shall be a material default enabling Landlord to exercise any of the remedies set forth in this Lease. Tenant's obligation hereunder shall survive the termination of this Lease.

31.  RENEWAL OPTION: Tenant shall have the right to extend the term of the Lease
     --------------
     for an additional period of three (3) years, commencing on the expiration of the original term of the Lease. Such renewal option shall be deemed effectively exercised only if Tenant has given Landlord written notice thereof at least one hundred eighty (180) days prior to the expiration of the original term and only if Tenant is not in default under this Lease both at the time of such exercise and at the time of the commencement of the renewal term. All terms and provisions of the Lease shall be applicable during such renewal term, except the fixed rent payable pursuant to paragraph 5 shall equal $223,250.00 annually, with equal monthly payments of $18,604.17. Such rent shall be payable without deductions, abatements or set-offs of any nature whatsoever. It is expressly understood that the renewal option granted in this paragraph is personal to the entity expressly named as Tenant in this Lease and to any assignee and subtenant which has been approved by Landlord, and that said option shall terminate upon an assignment or subletting of Tenant's interest hereunder and shall not inure to the benefit of any assignee or subtenant of Tenant which has not been approved by Landlord.

32.  CANCELLATION OPTION: Upon six months prior written notification, Leasee
     -------------------
     will have the right to terminate this Lease at the end of the 36th month. Anytime after 36 months Leasee can terminate this Lease with three months prior written notice. As consideration, Leasee will pay Lessor, an amount equal to 50% of the remaining fixed rent obligation under the Lease as of the effective date of the Lease termination, which amount will accompany and be a requirement of the notice to terminate.

This Lease consists of thirty-two (32) paragraphs numbered consecutively.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above mentioned.

TENANT:                             LANDLORD:

CRITICAL TECHNOLOGIES, INC.         ARMSTRONG PROPERTIES, LTC


By: /s/ [ILLEGIBLE]^^               By: /s/ William H Armstrong, Jr.
    --------------------                ----------------------------------------
                                        Wm. H. Armstrong, Jr., General Partner

Date:   2/27/97                     Date:  2/27/97
      ------------------                   -------------------------------------

Time:   12:00 pm                    Time:  1:30 pm
      ------------------                   -------------------------------------